UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 25, 2006
(Date of Report (Date of earliest event reported))

LONGVIEW FIBRE COMPANY
(Exact name of Registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation)	001-10061 (Commission File Number)	91-0298760 (I.R.S. Employer Identification No.)

300 Fibre Way, Longview Washington 98632
(Address of principal executive offices) (Zip Code)

(360) 425-1550
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in
Fiscal Year.

On March 25, 2006, and effective on that date, Longview Fibre Company (the "Company") amended Section 5.6 of its bylaws to allow for special meetings of the Board of Directors of the Company to be called with notice given to each director at least two days in advance of the time of the meeting. The Company's bylaws had previously required ten days notice in advance of special meetings of the Board of Directors. The text of the amended bylaws is set forth in Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number Description

3.1 Bylaws of Longview Fibre Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONGVIEW FIBRE COMPANY

   By:  L. J. MCLAUGHLIN
   Name: L. J. MCLAUGHLIN
Title: Senior Vice President-Finance,
Secretary and Treasurer

Dated: March 30, 2006